UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12
Bio-Imaging Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
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BIO-IMAGING TECHNOLOGIES, INC.
826 Newtown-Yardley Road
Newtown, Pennsylvania 18940-1721
To Our Stockholders:
     You are most cordially invited to attend the 2008 Annual Meeting of Stockholders of Bio-Imaging Technologies, Inc. at 11:00 A.M., local time, on Wednesday, May 14, 2008, at the Company’s principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.
     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.
     Thank you for your continued support.
Sincerely,
Mark L. Weinstein
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2: APPROVAL OF AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDERS’ PROPOSALS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
GENERAL

BIO-IMAGING TECHNOLOGIES, INC.
826 Newtown-Yardley Road
Newtown, Pennsylvania 18940-1721
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 14, 2008
     The Annual Meeting of Stockholders (the “Meeting”) of Bio-Imaging Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721, on Wednesday, May 14, 2008, at 11:00 A.M., local time, for the following purposes:
(1)	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;
(2)	To approve an amendment to the 2002 Stock Incentive Plan, as amended and restated on May 11, 2005, that will (i) increase the number of shares of the Company’s common stock available for issuance under the plan by an additional 1,000,000 shares, (ii) increase the limitation on the maximum number of shares of common stock, for which stock options may be granted in the aggregate per fiscal year, and (iii) revise the 50,000-share limitation on the maximum number of shares of common stock for which restricted stock and restricted stock unit awards may be made so that it is clear that such limitation applies on a per person per fiscal year basis;
(3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and
(4)	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.
     Holders of our Common Stock, $0.00025 par value per share, of record at the close of business on March 28, 2008 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania for a period of 10 days prior to the Meeting and will be available for examination at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.
     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR

SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
By Order of the Board of Directors
Ted I. Kaminer
Secretary
Newtown, Pennsylvania
April 11, 2008
Our 2007 Annual Report accompanies this Proxy Statement.

BIO-IMAGING TECHNOLOGIES, INC.
826 Newtown-Yardley Road
Newtown, Pennsylvania 18940-1721

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-Imaging Technologies, Inc., a Delaware corporation, referred to as the “Company” or “Bio-Imaging”, “we”, “us” or “our”, of proxies to be voted at the Annual Meeting of Stockholders of Bio-Imaging to be held on Wednesday, May 14, 2008, referred to as the “Meeting”, at the Company’s principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721, at 11:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.00025 par value, referred to as our Common Stock, as of the close of business on March 28, 2008 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 14,238,300 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 14,238,300.
     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted: (i) FOR the election of the seven nominees named below as directors; (ii) FOR the approval of the amendment to the 2002 Stock Incentive Plan, as amended and restated on May 11, 2005; (iii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2008; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of Bio-Imaging, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.
     The presence, in person or by proxy, of holders of shares of Common Stock having, in the aggregate, a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all other actions proposed herein may be taken upon the affirmative vote of stockholders possessing a majority of the voting power present or represented at the Meeting and entitled to vote.
     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.
     This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about April 11, 2008. The Annual Report to Stockholders of Bio-Imaging for the fiscal year ended December 31, 2007, or fiscal 2007, including financial statements, referred to as the Annual Report, is being mailed together with this Proxy Statement to all stockholders of record as of March 28, 2008. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of March 28, 2008.
PROPOSAL 1: ELECTION OF DIRECTORS
     At the Meeting, seven directors are to be elected, which number shall constitute our entire Board of Directors, to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.
     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present directors of Bio-Imaging. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The following are the nominees for election to the Board of Directors and all are current members of the Board of Directors:

		Served as a	Position with the
Name	Age	Director Since	Company
Mark L. Weinstein	55	1998	President, Chief Executive Officer and Director

Jeffrey H. Berg, Ph.D	64	1994	Director

Richard F. Cimino	48	2005	Director

E. Martin Davidoff, CPA, Esq	56	2004	Director

David E. Nowicki, D.M.D.	56	1998	Chairman of the Board and Director

David M. Stack	56	2000	Director

James A. Taylor, Ph.D	68	1994	Director
     The following director declined to run for re-election and will no longer be a director of Bio-Imaging at the conclusion of the Meeting, as her term as a director will end contemporaneously with the election of directors at the Meeting:

		Served as a	Position with the
Name	Age	Director Since	Company
Paula B. Stafford	43	2001	Director
     The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows:
     Mr. Weinstein has been a director of Bio-Imaging since March 1998 and has served as the President and Chief Executive Officer of Bio-Imaging since February 1998. Mr. Weinstein also served as the Chief Financial Officer of Bio-Imaging from January 31, 2000 to February 18, 2003. Mr. Weinstein joined Bio-Imaging in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining Bio-Imaging, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group. Mr. Weinstein received his MBA from College of William and Mary and his Bachelor’s degree in Economics from University of Virginia.

     Dr. Berg has been a director of Bio-Imaging since January 1994, and is currently the President of Health Care Insights, a healthcare research and consulting firm. Dr. Berg has been President of Health Care Insights since March 1991. From February 2004 until April 2005, he was the Director of Medical Technology for Crystal Research Associates. He was an analyst for HCFP/Brenner Securities from May 2002 to January 2004. From September 1995 to May 2002, Dr. Berg was a senior research analyst for MH Meyerson, a brokerage firm. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp., an investment banking firm which served as the underwriter in the Company’s June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for The Chicago Corporation, a brokerage firm. For the past 15 years, Dr. Berg has been a Contributing Editor to the Biomedical Business & Technology newsletter, published by AHC Media. Dr. Berg received graduate degrees from New York University Graduate School of Arts and Science and Graduate School of Business Administration and received his Ph.D. in organic chemistry and BS from Yeshiva College.
     Mr. Cimino has been a director of Bio-Imaging since February 2005. Mr. Cimino joined Covance, Inc. in December 2003. He is President, Late Stage Development Services and Corporate Senior Vice President of Covance and is responsible for the global Clinical Development and IVRS businesses. Mr. Cimino is a member of the Global Leadership Council, Operational Excellence Council and reports to the Chief Operating Officer. Prior to joining Covance, Mr. Cimino was General Manager, Americas Health Imaging and Corporate Vice President of the Eastman Kodak Company from January 2001 to July 2003. Prior to that time, he held senior management positions in multiple lines of business over a 20-year career at Kodak. These included General Manager for the Health Group’s Americas business. In addition, he was the Chief Marketing Officer for the Health Group responsible for global marketing communications, investor relations, and strategy and business development. Mr. Cimino also managed Kodak’s Digital Health Imaging business. Mr. Cimino holds a Bachelor’s degree in Biology from the State University of New York at Geneseo.
     Mr. Davidoff has been a director of Bio-Imaging since May 2004 and has operated his own tax practice, as both a certified public accountant and tax attorney, since 1981. He currently serves as President-Elect and as the national Chair of the Internal Revenue Service Tax Liaison Committee for the American Association of Attorney-Certified Public Accountants. As a member of the AICPA’s Tax Division, he has served on the Tax Legislative Liaison Committee. He completed two years on the Executive Committee of the New Jersey Society of Certified Public Accountants (“NJSCPA”), having served as the organization’s Secretary and as Vice President for Taxation and Legislation. Mr. Davidoff has also served as President of the Middlesex/Somerset chapter of the NJSCPA and as the chairman of the NJSCPA Federal Taxation and Membership Committees. Mr. Davidoff is a member of the tax section of the New Jersey Bar Association. In 1995, Mr. Davidoff was appointed by then Governor Christine Todd Whitman to the White House Conference on Small Business. Among the honors he has received are the 1998/1999 New Jersey Society of CPAs Distinguished Service Award for his dedicated service and commitment to the Society; the SBA 1997 Accountant Advocate of the Year for New Jersey and Region II (New York, New Jersey, Virgin Islands, and Puerto Rico); and the 1998 Nicholas Maul Leadership Award from the Middlesex County Regional Chamber of Commerce. Selected as one of the 2004, 2005, 2006 and 2007 Top 100 Most Influential People

in Accounting by Accounting Today in their September 20-October 10, 2004, September 26-October 10, 2005, September 18-October 1, 2006 and September 24-October 7, 2007 editions. Accounting Today noted that “Davidoff’s views on issues affecting tax practice are heard at the highest levels of government.” Mr. Davidoff received his undergraduate degree from Massachusetts Institute of Technology, an MBA from Boston University Graduate School of Management and a JD from the Washington University School of Law.
     Dr. Nowicki has been a director of Bio-Imaging since July 1998 and was appointed Chairman of the Board of Directors of Bio-Imaging in October 1999. Dr. Nowicki has had a private practice in periodontics and dental implants since September 1981. Dr. Nowicki received his DMD from the University of Medicine and Dentistry of New Jersey in 1976. He completed his postdoctoral training in Periodontology in 1978 and subsequently served on the postgraduate faculty of the University of Medicine and Dentistry of New Jersey as an associate clinical professor until 1994. He has lectured nationally about periodontology, computer imaging for implant surgery, and systems thinking in health care.
     Mr. Stack has been a director of Bio-Imaging since January 2000. Mr. Stack was appointed President, Chief Executive Officer of Pacira Pharmaceuticals, Inc. in November 2007 and is an Executive Partner of MPM Capital, the largest health venture capital firm dedicated to healthcare investment, in May 2005, and is also the Managing Partner of Stack Pharmaceuticals, Inc., a commercialization, marketing and strategy firm serving emerging healthcare companies. Mr. Stack has been with Stack Pharmaceuticals since September 2004. From September 2001 until August 2004, he was President, Chief Executive Officer and Director for The Medicines Company (NASDAQ: MDCO). Prior to The Medicines Company, he was also the President of Stack Pharmaceuticals, Inc., where MDCO was one of the primary customers. From May 1995 to December 1999, Mr. Stack served as the President and General Manager of Innovex Inc., responsible for the Americas. Innovex Inc. was a commercial solutions company offering a full range of marketing, sales and clinical research capabilities to pharmaceutical and biotechnology customers. From April 1993 to May 1995, Mr. Stack was the Vice President of Business Development and Marketing for Immunomedics, Inc., a biopharmaceutical focusing on monoclonal antibodies in infectious disease and oncology. From May 1992 to March 1993, Mr. Stack had been the Director of Business Development and Planning for Infectious Disease, Oncology and Virology of Roche Laboratories where he was the Therapeutic World Leader for Infectious Disease. Prior to that, he held various positions with Roche Laboratories for approximately 11 years, and was a retail and hospital pharmacist for three years after graduating from Albany College of Pharmacy.
     Dr. Taylor has been a director of Bio-Imaging since October 1994, has been a partner at Merchant-Taylor International, Inc., a bio-pharmaceutical consulting firm, since May 1995 and has been President of Taylor Associates, a regulatory and product development consulting firm since October 1992. From 1987 to 1992, Dr. Taylor was Vice President and Chief Regulatory Officer of ImmunoGen Inc., a pharmaceutical company. From 1983 to 1987, he was Vice President, Regulatory Affairs of Carter-Wallace, Inc. Prior to that, Dr. Taylor was employed in various capacities by ICI Pharmaceuticals for four years and Pfizer Central Research for 12 years. Dr. Taylor holds Ph.D. and Master’s degrees in Biochemistry from Purdue University and a Bachelor’s degree in Chemistry from Providence College.

     None of our directors is related to any other director or to any of our executive officers, and none of our executive officers serves as a member of the board or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board or compensation committee.
     Under a prior stock purchase agreement, we had agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance, Inc., a substantial stockholder of Bio-Imaging. Such obligation terminates at such time as Covance owns less than 200,000 shares of our Common Stock. Covance has designated Mr. Cimino as its only nominee for director for the 2007 fiscal year. Covance has reserved all rights under its agreement with Bio-Imaging for subsequent years.
     The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.
Corporate Governance Guidelines
     Our Board of Directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, our Board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission, or the SEC, and the new listing standards of the NASDAQ Stock Market, LLC, or NASDAQ.
     Our corporate governance guidelines provide that directors are expected to attend the Annual Meeting of Stockholders. All of the directors attended the 2007 Annual Meeting of Stockholders.
     Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Bio-Imaging and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, include that:
•	the principal responsibility of the directors is to oversee the management of Bio-Imaging;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.
Board Determination of Independence

     Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of Dr. Berg, Mr. Cimino, Mr. Davidoff, Dr. Nowicki, Mr. Stack, Ms. Stafford and Dr. Taylor do not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules.
Committees and Meetings of the Board
     There were four (4) regular meetings of the Board of Directors during fiscal 2007, either in person or by teleconference. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods such director served).
     The Board of Directors has three standing committees — the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee — each which operates under a charter that has been approved by the Board.
     Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted on September 1, 2000, as amended and restated on February 5, 2003 and March 26, 2004 and as previously provided and posted on our website at www.bioimaging.com include:
•	appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules, which is included on page 10 of this proxy statement.
     During fiscal 2007, the Audit Committee had been, and is currently, comprised of David E. Nowicki, D.M.D., Chairman of the Audit Committee, E. Martin Davidoff, CPA, Esq. and David M. Stack. The Audit Committee held four (4) meetings in fiscal 2007.
     Each Audit Committee member is an independent member of the Board of Directors as defined under NASDAQ rules, including the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. As an independent director of our Board of Directors, each Audit Committee member is not an officer or employee of Bio-Imaging or its subsidiaries or does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.
     Our Board of Directors has determined that Mr. Stack and Mr. Davidoff, current directors and members of the Audit Committee, are each an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.
     Compensation Committee. The primary responsibilities of the Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted on March 26, 2004 and as previously provided and posted on our website at www.bioimaging.com include:
•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or recommending for approval by the Board, the salaries and incentive compensation of our executive officers;

•	administering our 1991 Stock Option Plan, as amended, the 1991 Plan, and our 2002 Stock Incentive Plan, as amended and restated to date, the 2002 Plan; and

•	reviewing and making recommendations to the Board with respect to director compensation.
     The Compensation Committee held three (3) meetings in fiscal 2007. The Compensation Committee is currently comprised of James A. Taylor, Ph.D., Chairman of the Compensation Committee, Jeffrey H. Berg, Ph.D. and Paula B. Stafford. The members of the Committee are independent, as independence for Compensation Committee members is defined under the NASDAQ rules, and are deemed to be non-employee directors for purposes of Section 162(m) of the Code and Rule 16b-3 of the Exchange Act.

     Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter adopted on March 26, 2004 and as previously provided and posted on our website at www.bioimaging.com include:
•	identifying individuals qualified to become our board members;

•	evaluating and recommending to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders and each of our board’s committees;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to Bio-Imaging; and

•	overseeing the evaluation of the Board of Directors.
     During fiscal 2007, the Nominating and Corporate Governance Committee had been, and is currently, comprised of David E. Nowicki, D.M.D. and James A. Taylor, Ph.D. Both members of the Committee are independent, as independence for Nominating and Corporate Governance Committee members is defined under the NASDAQ rules. There was one meeting held during fiscal 2007.
Compensation Committee Interlocks and Insider Participation
     Except for Mr. Weinstein, none of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or compensation committee. None of the members of our compensation committee has ever been our employee or one of our officers.
Director Candidates
     The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.
     In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria contained in the Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.
     Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Bio-Imaging Technologies, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communicating with the Independent Directors
     Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate. Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.
     Stockholders who wish to send communications on any topic to the Board should address such communications to: Board of Directors c/o Corporate Secretary, Bio-Imaging Technologies, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.
Code of Business Conduct and Ethics
     We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or corporate controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of our Code of Ethics to an appropriate person or persons identified in our Code of Ethics; and

•	accountability for adherence to our Code of Ethics.
     Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Ethics. A copy of our Code of Business Conduct and Ethics may be obtained from our website at www.bioimaging.com.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has furnished the following report:
To the Board of Directors of Bio-Imaging Technologies, Inc.:
     The Audit Committee of our board of directors is currently composed of three members and acts under a written charter adopted on September 1, 2000, and amended and restated on February 5, 2003 and March 26, 2004. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the NASDAQ Global Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held four meetings during fiscal 2007.
     Management is responsible for our financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:
•	the plan for, and the independent registered public accounting firm’s report on, each audit of our financial statements;

•	the independent registered public accounting firm’s review of our unaudited interim financial statements;

•	our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	our management’s selection, application and disclosure of critical accounting policies;

•	changes in our accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to us; and

•	the adequacy of our internal controls and accounting and financial personnel.
     The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended December 31, 2007. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, 89 and 90 (Communication with Audit Committees) with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:
•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
     Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with our independent registered public accounting firm their independence from the Company. The Audit Committee also considered whether our independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining our auditors’ independence.
     Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to our board of directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

By the Audit Committee of the Board of Directors of
Bio-Imaging Technologies, Inc.

/s/ David E. Nowicki, D.M.D. David E. Nowicki, D.M.D
Audit Committee Chairman

/s/ E. Martin Davidoff, CPA, Esq. E. Martin Davidoff, CPA, Esq.
Audit Committee Member

/s/ David M. Stack David M. Stack
Audit Committee Member

COMPENSATION OF DIRECTORS
The following table sets forth certain information regarding the compensation of each non-employee member of the Board of Directors for the 2007 fiscal year. Executive officers who serve on the Board of Directors do not receive any additional compensation for such service.

						Change in
			Restricted		Non-	Pension
			Stock		Equity	Value and
		Fees	Units/Stock	Option	Incentive	Nonqualified
		Earned in	Awards	Awards	Plan	Deferred	All Other
Name	Year	Cash	($)	($)	Compensation	Compensation	Compensation	Total
(a)		(b)	(c)	(d)	($)	Earnings	($)	($)
Jeffrey H. Berg, Ph.D	2007	$34,000	$29,450	—	—	—	—	$63,450
E. Martin Davidoff.	2007	$34,750	$29,450	—	—	—	—	$64,200
David E. Nowicki, D.M.D.	2007	$69,875	$29,450	—	—	—	—	$99,325
David M. Stack	2007	$34,750	$29,450	—	—	—	—	$64,200
Paula B. Stafford	2007	$34,000	$29,450	—	—	—	—	$63,450
James A. Taylor, Ph.D	2007	$42,375	$29,450	—	—	—	—	$71,825

(a)	Mr. Cimino, as a representative of Covance, Inc., declined and was not paid any compensation for 2007.

(b)	This column represents the fees earned for service on the Board of Directors and Board and committee during the 2007 fiscal year

(c)	This column reflects the compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123 revised (“SFAS 123(R)”), with respect to the outstanding restricted stock unit awards made to non-employee directors for service on the Board of Directors, whether those awards were made in 2007 or any earlier fiscal year. The reported amounts are based on the grant date fair value of each of those awards and have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of the SFAS 123(R) cost are included in Note 7 of the Notes to Consolidated Financial Statements in our 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2008. The grant date fair value of each restricted stock unit awarded in 2007 was $5.89, the fair market value of the Company’s common stock on the award date. For further information concerning such equity awards, see the section below entitled “Equity Compensation.”

(d)	This column reflects the compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123 revised (“SFAS123(R)”), with respect to the outstanding stock option awards made to non-employee directors for service on the Board of Directors, whether those awards were made in 2007 or any earlier fiscal year. The reported amounts are based on the grant date fair value of each of those options and have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of the SFAS 123(R) cost are included in Note 7 of the Notes to Consolidated Financial Statements in our 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2008.

(e)	The aggregate number of restricted stock units and stock option awards outstanding at December 31, 2007 were:

	Aggregate Number of
	Shares Subject to	Aggregate Number of
	Restricted Stock Unit	Shares Subject to
	Awards Outstanding	Stock Option Awards
	on December 31,	Outstanding on
Name	2007	December 31, 2007
Jeffrey H. Berg, Ph.D	5,000	92,059
E. Martin Davidoff.	5,000	30,000
David E. Nowicki, D.M.D.	5,000	46,250
David M. Stack	5,000	83,220
Paula B. Stafford	5,000	71,250
James A. Taylor, Ph.D	5,000	73,250
     The compensation program for non-employee directors is designed to fairly pay directors for work required for a company of Bio-Imaging’s size and scope and to align directors’ interests with the long-term interests of shareowners. The Compensation Committee retained J. Richard & Co., a nationally recognized independent compensation consulting firm, to review and propose a reasonable, competitive and appropriate total compensation program for our directors.
     Cash Compensation. The cash compensation structure for non-employee directors, except for Mr. Cimino, for fiscal 2007 and for fiscal 2008 is as follows:

	2007	2008
Board Retainer	$25,000	$25,000
Chairman, Board of Directors	$25,000	$25,000
Chairman, Audit Committee	$15,000	$15,000
Member, Audit Committee	$10,000	$10,000
Chairman, Compensation Committee	$15,000	$15,000
Member, Compensation Committee	$10,000	$10,000
Chairman, Nominating & Corporate Governance Committee	$5,000	$5,000
Member, Nominating & Corporate Governance Committee	$4,000	$4,000
     Equity Compensation. Each non-employee director, except for Mr. Cimino, was granted restricted stock units on May 9, 2007 covering 5,000 shares. For fiscal 2008, each non-employee director, except for Mr. Cimino, will be granted restricted stock units covering 7,500 shares.. Each restricted stock unit which vests will entitle the director to one share of common stock upon his or her cessation of Board service. The restricted stock units will vest as to one-twelfth (1/12) of the covered shares upon completion of each successive month of Board service over the twelve-month period measured from the grant date. The restricted stock units are subject to a pro-rata reduction if a director attends, with respect to the applicable year, less than seventy-five percent (75%) of all Board of Directors meetings and all meetings of any Committee on which he or she serves.
     Furthermore, all directors were and currently are reimbursed for their expenses for each Board meeting and each Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meeting attended.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis discusses the principles underlying the Company’s compensation policies and decisions and the principal elements of compensation paid to its executive officers during the 2007 fiscal year. The Company’s Chief Executive Officer, the CEO, the Chief Financial Officer, the CFO, and the other executive officers included in the Summary Compensation Table below will be referred to as the named executive officers for purposes of this discussion. The named executive officers are the only executive officers of the Company.
Compensation Objectives and Philosophy
The Compensation Committee, of the Company’s Board of Directors, hereinafter referred to as the Committee, is responsible for reviewing and approving the compensation payable to the Company’s named executive officers. As part of such process, the Committee seeks to accomplish the following objectives with respect to the Company’s executive compensation programs:
•	Motivate, recruit and retain executives capable of meeting the Company’s strategic objectives;

•	Provide incentives to ensure superior executive performance and successful financial results for the Company; and

•	Align the interests of executives with the long-term interests of stockholder.
The Committee seeks to achieve these objectives by:
•	Establishing a compensation structure that is both market competitive and internally fair;

•	Linking a substantial portion of compensation to the Company’s achievement of financial objectives and the individual’s contribution to the attainment of those objectives;

•	Providing risk for underachievement and upward leverage for overachievement of goals; and

•	Providing long-term equity-based incentives and encouraging direct share ownership by executives.
Setting Executive Compensation
In 2007, the Committee engaged J. Richard & Co., hereinafter referred to as J. Richard, a nationally recognized independent compensation consulting firm, to provide competitive compensation data and general advice on the Company’s compensation programs and policies for named executive officers. During 2007, J. Richard performed a market analysis of the compensation paid by comparable peer group companies. J. Richard provided the Committee with recommended compensation ranges for the named executive officers based on the competitive data. In addition, the CEO provided the Committee with a detailed review of the performance of the other named executive officers and made recommendations to the Committee with respect to the compensation packages for those named executive officers, other than himself, for the 2007 fiscal year.

It is the Committee’s objective to target the total direct compensation (salary, bonus potential and equity awards) of each named executive officer at a level between the 50th and 75th percentiles for comparable positions at the competitive peer group companies. However, in determining the total direct compensation of each named executive officer, the Committee also considers a number of other factors, including recent Company and individual performance, the CEO’s recommendations as to compensation levels for executive officers other than himself, the cost of living in the Philadelphia and surrounding area and internal pay equity. There is no pre-established policy for allocation of compensation between the cash and equity components or between short-term and long-term components. Instead, the Committee determines the mix of compensation for each named executive officer based on its review of the competitive data and its subjective analysis of that individual’s performance and contribution to the Company’s financial performance.
The peer group used for competitive comparisons in 2007 reflects companies with which the Company competes for talent and consisted of the following companies: ActivIdentity Corporation, Amicas, Inc., Averion International Corporation, Encorium Group, Inc., eResearch Technology Inc., Intevac, Inc., I-Trax, Inc., MEDecision, Inc., Natus Medical Incorporated, PDI, Inc. and QuadraMed Corporation.
Components of Compensation
For the 2007 fiscal year, the Company’s executive compensation program for the named executive officers was comprised primarily of the following three components:
•	Base salary;

•	Annual short-term cash incentive and;

•	Long-term equity incentive awards;
Base Salary
In General – It is the Committee’s objective to set a competitive rate of annual base salary for each named executive officer. The Committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their named executive officers with a component of compensation that provides a level of security and stability from year to year and is not dependent to any material extent on the Company’s financial performance. In addition, both Mr. Weinstein and Mr. Kaminer have existing employment agreement with the Company, which set a minimum annual salary, subject to periodic upward adjustment at the discretion of the Committee. The Committee worked with J. Richard to establish salary bands based on peer review for the named executive officers for the 2007 fiscal year, with minimum to maximum opportunities that cover the normal range of market variability. The actual base salary for each named executive officer was then derived from those salary bands based on his or her responsibility, tenure and past performance and market comparability. For the 2007 fiscal year, this process, together with Committee’s recognition of the high cost of living in the Philadelphia and surrounding area, resulted in the

Committee’s setting the base salaries of the named executive officers at approximately the 75th percentile of the competitive base salary amounts paid by the peer group companies.
Changes for Fiscal Year 2008 — For the 2008 fiscal year, each named executive officer’s salary was increased by approximately 10% to bring their salaries more in line with the comparable peer groups and to cover the cost of living increases based on the Philadelphia and surrounding area consumer price index. The table below shows annual 2007 and 2008 base salary rates for each named executive officer:

				% Increase
Name	Title	2007 Salary	2008 Salary	from 2007
Mark L. Weinstein	President & CEO	$335,000	$370,000	10.4%
Ted I. Kaminer	SVP & CFO	$240,000	$270,000	12.5%
David A. Pitler	SVP, Operations	$210,000	$230,000	9.5%
Colin G. Miller, Ph.D.	SVP, Medical Affairs	$190,000	$205,000	7.9%
Annual Short-Term Cash Incentives (Bonuses)
In General – As part of their compensation package, the Company’s named executive officers have the opportunity to earn annual cash bonus awards under the Company’s Management Incentive Program, MIP. MIP cash awards are designed to reward superior executive performance while reinforcing the Company’s short-term strategic operating goals. Each year, the Committee establishes a target award for each named executive officer based on a percentage of base salary. The annual bonus target for each executive officer is set at a percentage of base salary and is the same percentage for all executive officers, except for the CEO who has a higher percentage. It is the Committee’s intention to target annual incentive awards at the 50th percentile of similar bonus opportunities offered by the peer group companies.
Fiscal 2007 Bonus Awards– The target percentages set for the 2007 fiscal year were 60% of base salary for the CEO and 50% of base salary for the other named executive officers. The actual bonus amount awarded to each named executive officer for the 2007 fiscal year was determined by the Committee on the basis of its subjective review of both Company and individual performance. Company performance was evaluated in terms of service revenue and pre-tax income for the year. However, no specific percentage of the named executive officer’s annual bonus amounts for the 2007 fiscal year were in the nature of discretionary awards based on the Committee’s subjective assessment of Company performance and individual performance.

On the basis of that assessment, the Committee determined in February 2008 to make the following bonus awards for the 2007 fiscal year an award to the CEO equal to 96% of his targeted annual bonus and an awarded to each of the other named executive officers equal to 100% of their target bonus. The primary consideration which the Committee took into account in making such determination was the fact that the Company exceeded its service revenue and pre-tax income targets for fiscal 2007.
The table below details fiscal 2007 annual bonus targets and actual payouts for each of the named executive officers.

		2007 Target	2007 Target	2007 Actual	2007 Actual
		Bonus	Bonus	Bonus	Bonus
Name	Title	($)	(% Salary)	($)	(% Salary)
Mark L. Weinstein	President & CEO	$201,000	60%	$193,500	58%
Ted I. Kaminer	SVP & CFO	$120,000	50%	$120,000	50%
David A. Pitler	SVP, Operations	$105,000	50%	$105,000	50%
Colin G. Miller, Ph.D.	SVP, Medical Affairs	$ 95,000	50%	$95,000	50%
Change for Fiscal Year 2008 – For fiscal year 2008, awards under the MIP, if any, will be based on achievement of pre-established Company objectives and individual goals for each named executive officer and, for named executive officers other than the CEO, a subjective review of that individual’s performance. Corporate performance targets may include such measures as annual service revenue growth, pre-tax income, and other strategic financial metrics. Individual performance targets may include operational and financial metrics, delivery of specific programs, plans, and achievement of budgetary objectives identified and documented at the beginning of each fiscal year. It is the Committee’s intention to base a greater percentage of the annual award payout on corporate objectives as opposed to individual performance for higher level executives, with 100% of the CEO’s annual bonus tied to the attainment of corporate performance objectives.
For the 2008 fiscal year awards, the potential payout may range from 0 to 100% of 2008 salary. However, the Committee will have the discretion to increase the award for any named executive officer (other than the CEO) based on the CEO’s recommendation for exceptional performance. The Committee has also retained the discretion to reduce the dollar amount of the awards otherwise payable to the named executive officers. The dollar amount of the 2008 target annual bonus for each named executive officer, other than the CEO, is 80% of their base salary. The dollar amount of the 2008 target annual bonus for the CEO is 100% of his base salary
Long-Term Incentive Equity Awards
In General — A portion of each named executive officer’s compensation is provided in the form of long-term incentive equity awards. It is the Committee’s belief that properly structured equity awards are an effective method of aligning the long term interests of senior management with those of the Company’s stockholders.

The Committee establishes long-term incentive grant guidelines based on review of equity awards from comparable peer group companies. 25,000 shares of the Company’s common stock can potentially be awarded annually to the CEO pursuant to his employment agreement. Actual issuance of the stock awards to the CEO are determined by the Committee based on his individual performance and the Company’s financial performance, usually measured in terms of the same financial metrics taken into account in determining the annual bonus award. The Committee can potentially award stock options to the named executive officers and other employees based on the recommendation of the CEO. Actual grants for such individuals are based on individual performance, competitive total compensation amounts, internal equity pay considerations, the potential impact on stockholder dilution and FAS 123R compensation expense. The Committee follows a grant practice of tying equity awards to its annual year-end review of individual performance and its assessment of Company performance. Accordingly, it is expected that any equity awards to the named executive officers will be made on an annual basis following the press release of the Company’s year end financials.
Fiscal Year 2007 Awards – On February 27, 2007, the Committee awarded the CEO a stock bonus of 25,000 shares of common stock (of which, 10,150 shares were withheld to cover the withholding taxes applicable to the issuance of the shares). The stock award was based on the CEO’s performance for fiscal year 2006. In addition, the other named executive officers each received a stock option grant for 15,000 shares of common stock on February 27, 2007. Each option grant will vest as to 20% of the option shares upon completion of one year of service measured from the grant date and the remainder will vest in successive equal monthly increments over the next four years of continued service thereafter. The exercise price for these stock options was the Company’s fair market value on date of grant.
Fiscal Year 2008 Awards – On February 27, 2008, the Committee awarded the CEO a stock bonus of 27,500 shares of common stock (of which, 11,165 shares were withheld to cover the withholding taxes applicable to the issuance of the shares). The stock award was based on the CEO’s performance for fiscal year 2007. In addition, the other named executive officers each received a stock option grant for 20,000 shares of common stock on February 27, 2008. Each option grant will vest as to 20% of the option shares upon completion of one year of service measured from the grant date and the remainder will vest in successive equal monthly increments over the next four years of continued service thereafter. The exercise price for these stock options was the Company’s fair market value on date of grant.
It is the Committee’s belief that such stock bonuses and stock option grants are essential to the retention of the named executive officers and crucial to the long-term financial success of the Company. The vesting schedules for the option grants provide a meaningful incentive for the named executive officer to remain in the Company’s service. These equity awards also serve as an important vehicle to achieve the Committee’s objective of aligning management and shareholder interests.
Other Benefits
In General – The named executive officers are offered the same benefits that are provided to other employees and are not offered any additional benefits or perquisites, except that Mr.

Weinstein is provided with a monthly car allowance of $750 pursuant to the terms of his employment agreement.
Deferred Compensation– Named executive officers, together with all other eligible employees of the Company, can defer a portion of their compensation under the Bio-Imaging Technologies, Inc. Employees Savings Plan (401K), a tax-qualified defined contribution plan covering a broad spectrum of the Company’s employees.
Other Benefits - All eligible employees, including named executive officers, are eligible to receive standard health, disability and life insurance, and professional development benefits.
Executive Retention Agreement and CEO Employment Agreement
Executive Retention Agreement — On March 1, 2006, the Board of Directors entered into an amended form of executive retention agreement with the named executive officers and certain other officers of the Company. The agreement generally provides for payments of up to 18 months salary, except for the CEO which is up to 24 months, and a prorated bonus in the event that the named executive officer is terminated in connection with a change of control transaction. In addition, each unvested stock option or other equity award will vest immediately upon a change in control transaction. Each executive retention agreement is either reviewed annually or in connection with the renewal of the executive’s employment agreement. The executive retention agreement has been designed to provide a level of financial security to the named executive officers that will assure their continued attention and commitment to the strategic business objectives of the Company, even in change in control situations where their continued employment may be uncertain. The severance benefits payable in connection with a change in control provide financial protection against any potential loss of employment that might otherwise occur as a result of an acquisition of the Company and will allow the executive officers to focus their attention on acquisition proposals that are in the best interests of the stockholders, without undue concern as to their own financial situation. We also believe the single trigger vesting acceleration of their equity awards upon a change in control is justified because those awards are designed to serve as the primary vehicle for the executive officers to accumulate financial resources for retirement, and a change in control event is an appropriate liquidation point for awards intended for such purpose. The Company does not provide the executive officers with any defined benefit pension plan or supplemental executive retirement plan, and the only other opportunities for the accumulation of retirement funds is through the limited deferral opportunities provided under the Company’s 401(k) savings plan.
CEO Employment Agreement – The Company has an existing employment agreement with the CEO for a three year term, beginning as of March 1, 2006 and ending on February 28, 2009. The principal terms of the employment agreement are also summarized in the section of the proxy statement entitled “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

Tax Deductibility of Compensation
Under federal tax laws, a publicly-held company such as the Company is not allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1.0 million per covered officer in any year. The limitation applies only to compensation that is not performance based. Non-performance based compensation paid to the Company’s covered executive officers for 2007 did not exceed the $1.0 million limit per officer, and the Committee does not anticipate that the non-performance based compensation to be paid to the Company’s executive officers for the 2008 year will exceed that limit. To qualify for an exemption from the $1.0 million deduction limitation, the stockholders approved an amendment to the Company’s 2002 Stock Incentive Plan that imposed a limit on the maximum number of shares of common stock for which any one participant may be granted stock options per calendar year. As a result of that limitation, the compensation deemed paid to an executive officer in connection with the exercise of options granted under the 2002 Plan after that date with an exercise price equal to the fair market value of the option shares on the grant date should in most instances qualify as performance-based compensation that will not be subject to the $1.0 million limitation.
However, the Committee believes that it is establishing the cash and equity incentive compensation programs for the Company’s executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the Company’s financial performance, or equity incentive grants tied to the executive officer’s continued service (such as service-vesting restricted stock or restricted stock unit awards), which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

COMPENSATION COMMITTEE REPORT
The Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and this proxy statement. This report is provided by the following independent directors, who comprise the committee:

By the Compensation Committee of the
Board of Directors of
Bio-Imaging Technologies, Inc.

/s/ James A. Taylor, Ph.D.
James A. Taylor, Ph.D.
Compensation Committee Chairman

/s/ Jeffrey H. Berg, Ph.D.
Jeffrey H. Berg, Ph.D.
Compensation Committee Member

/s/ Paula B. Stafford
Paula B. Stafford
Compensation Committee Member

EXECUTIVE OFFICERS
     The following table identifies our current executive officers:

		Capacities in	In Current
Name	Age	Which Served	Position Since
Mark L. Weinstein(1)	55	President and Chief Executive Officer	February 1998

Ted I. Kaminer(2)	49	Senior Vice President and Chief Financial Officer	February 2003

David A. Pitler(3)	53	Senior Vice President, Operations	December 2003

Colin G. Miller, Ph.D.(4)	47	Senior Vice President, Medical Affairs	December 2003

(1)	Mr. Weinstein assumed the responsibilities of Chief Financial Officer of Bio-Imaging from January 31, 2001 to February 18, 2003, in addition to serving as our President and Chief Executive Officer.

(2)	Mr. Kaminer joined Bio-Imaging in February 2003 as our Senior Vice President and Chief Financial Officer. Prior to joining Bio-Imaging, from May 2002 to February 2003, Mr. Kaminer served as Chief Financial Officer and Vice President of ION Networks Inc., and from October 2000 to April 2002, Mr. Kaminer was an independent consultant. From March 1998 to September 2000, Mr. Kaminer served as Senior Vice President of Finance and Chief Financial Officer of CMPExpress. Previously, he spent twelve years with various investment banking firms in the corporate finance area. Mr. Kaminer received his BS from Cornell University and an MBA in finance from The Wharton School, University of Pennsylvania.

(3)	Mr. Pitler joined Bio-Imaging in March 2000 as our Vice President of Operations. In December 2003, Mr. Pitler was appointed Senior Vice President of Operations. In November 2000, Mr. Pitler was appointed an executive officer of Bio-Imaging. Mr. Pitler spent four years, from April 1996 until February 2000, at Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation, as Vice President of Production and formerly as Vice President of Integration. From 1981 to 1996, Mr. Pitler held various positions with information processing companies. Mr. Pitler received his Bachelor’s degree from Colgate University.

(4)	Dr. Miller joined Bio-Imaging in May 1999 as our Vice President of Business Development when we acquired Bona Fide Ltd. In February 2006, Dr. Miller was appointed Senior Vice President of Medical Affairs. From December 2003 to February 2006, Dr. Miller was Senior Vice President of Business Development. In November 2000, Dr. Miller was appointed an executive officer of Bio-Imaging. Dr. Miller was the Director of Clinical Services at Bona Fide Ltd. from February 1994 until May 1999. Prior to his position at Bona Fide Ltd., Dr. Miller spent 10 years with various pharmaceutical companies and medical facilities in the clinical research area. Dr. Miller received his Bachelor’s degree from University of Sheffield and his Ph.D. from University of Hull.
None of our executive officers are related to any other executive officer or to any director of Bio-Imaging. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

     The following Summary Compensation Table sets forth information concerning compensation earned for services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2005, 2006 and 2007 Our Chief Executive Officer and each of our two other executive officers whose total compensation for the 2007 fiscal year exceeded $100,000 (collectively, the Named Executive Officers). No other executive officers who would have been otherwise includable in such table on the basis of their total compensation for the 2007 fiscal year have been excluded by reason of their termination of employment or change in executive status during that year.
Summary Compensation Table

							Change in
						Non-	Pension
						Equity	Value and	All
				Stock	Option	Incentive	Nonqualified	Other
				Awards	Awards	Plan	Deferred	Compensation
			Bonus	($)	($)	Compensation	Compensation	($)	Total
Name	Year	Salary	(a)	(b)	(c)	($)	Earnings	(d)	($)
Mark L. Weinstein	2007	$329,461	$193,500	$202,000	—	—	—	—	$724,961
President, Chief	2006	$302,289	$152,500	$201,500	—	—	—	$65,000	$721,289
Executive Officer	2005	$288,500	$100,000	$80,750	—	—	—	—	$469,250
Ted I. Kaminer	2007	$235,569	$120,000	—	$57,450	—	—	—	$413,019
Sr. Vice President,	2006	$212,493	$86,400	—	$29,250	—	—	—	$328,143
Chief Financial Officer	2005	$194,636	$78,640	—	—	—	—	—	$273,276
David A. Pitler	2007	$205,385	$105,000	—	$57,450	—	—	—	$367,835
Sr. Vice President,	2006	$182,288	$74,000	—	$29,250	—	—	—	$285,538
Operations	2005	$168,231	$68,000	—	—	—	—	—	$236,231
Colin G. Miller,	2007	$187,231	$95,000	—	$57,450	—	—	—	$339,681
Ph.D.	2006	$173,192	$70,000	—	$29,250	—	—	—	$272,442
Sr. Vice President, Medical Affairs	2005	$163,231	$66,000	—	—	—	—	—	$229,231

(a)	The bonuses earned in the year stated were paid in March of the following year.

(b)	This column reflects the compensation cost recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, in accordance with SFAS 123R, with respect to outstanding restricted stock unit awards, whether the awards were made in those fiscal years or any earlier fiscal year. The reported amounts are based on the grant date fair value of each restricted stock unit award and have not been adjusted for the potential impact of estimated forfeitures. The SFAS 123(R) grant date fair value of each restricted stock unit awarded, as follows: $8.08 per unit for the award made in 2007, $8.06 per unit for the award made in 2006 and $3.23 per unit for the award made in 2005.

(c)	This column reflects the compensation cost recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, in accordance with SFAS 123(R), with respect to outstanding stock option awards, whether the awards were made in those fiscal years or any earlier fiscal year. The reported amounts are based on the grant date fair value of each of these options and have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of the SFAS 123(R) cost are included in Note 7 of the Notes to Consolidated Financial Statements in our 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2008. The SFAS 123(R) grant date fair value of each stock option was as follows: $3.83 per stock option for the awards made in 2007 and $1.95 per stock option for the awards made in 2006.

(d)	Represents a special sign-on bonus paid to our CEO in connection with his employment agreement on March 1, 2006. In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than $10,000 for the Named Executive Officer for the fiscal year.

Grants of Plan-Based Awards in 2007 Table
     The following table sets forth summary information regarding all grants of plan-based awards made to the Named Executive Officers during the year ended December 31, 2007. As of the end of 2007, none of the Named Executive Officers held any equity incentive awards subject to performance vesting requirements, and no non-equity incentive awards were made during the 2007 fiscal year.

								All	All
								Other	Other		Grant
								Stock	Option		Date Fair
								Awards:	Awards:		Value of
		Estimated Future Payouts			Estimated Future Payouts			Number	Number	Exercise or	Stock
		Under Non-Equity			Under Equity Incentive			of	of	Base	and
		Incentive Plan Awards			Plan Awards			Shares	Securities	Price of	Option
		Thres-		Maxi-	Thres-		Maxi-	of Stock	Underlying	Option	Awards
		hold	Target	mum	hold	Target	mum	or Units	Options	Awards	($)
Name	Grant Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)	(a)
Mark L. Weinstein	02/27/2007	—	—	—	—	—	—	25,000	—	—	$202,000
Ted I. Kaminer	02/27/2007	—	—	—	—	—	—	—	15,000	$8.06	$57,450
David A. Pitler	02/27/2007	—	—	—	—	—	—	—	15,000	$8.06	$57,450
Colin G. Miller, Ph.D.	02/27/2007	—	—	—	—	—	—	—	15,000	$8.06	$57,450

(a)	This represents the full grant date fair value of the stock bonus awarded to the CEO and the stock options awarded to the other Named Executive Officers, as determined in accordance with SFAS 123R. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award’s vesting schedule. For the award to Mr. Weinstein, the grant date fair value was calculated using the closing price of BITI on the grant date of $8.08. For the stock options, the grant date fair value was calculated using the Black Scholes value on the grant date of $3.83. For additional information on the valuation assumptions, refer to included in Note 7 of the Notes to Consolidated Financial Statements in our 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2008.

Outstanding Equity Awards at 2007 Fiscal Year-End Table
     The following table sets forth summary information regarding the outstanding equity awards held by the Named Executive Officers at December 31, 2007. As of the end of the 2007 fiscal year, none of the Named Executive Officers held any unearned equity incentive plan awards subject to performance vesting requirements.

	Option Awards					Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market or
			Equity					Plan	Payout
			Incentive					Awards:	Value of
			Plan					Number of	Unearned
			Awards:				Market	Unearned	Shares,
		Number of	Number of			Number of	Value of	Shares,	Units or
	Number of	Securities	Securities			Shares or	Shares or	Units or	Other
	Securities	Underlying	Underlying			Units of	Units of	Other	Rights That
	Underlying	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Have Not
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Vested
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	($)
Name	Exercisable	Unexercisable	(#)	($)	Date	($)	($)	(#)	(a)
Mark L. Weinstein	150,000	—	—	$0.63	04/15/2008	—	—	25,000	$202,000
	150,000	—	—	$0.72	02/01/2010	—	—	—	—
	10,000	—	—	$0.66	12/31/2010	—	—	—	—
	10,000	—	—	$0.72	03/31/2011	—	—	—	—
	10,000	—	—	$1.00	06/30/2011	—	—	—	—
	20,000	—	—	$0.80	09/30/2011	—	—	—	—
Ted I. Kaminer	76,000	—	—	$3.05	02/06/2013	—	—	—	—
	25,000	—	—	$7.03	02/09/2014	—	—	—	—
	5,250	9,750 (b)	—	$4.00	03/01/2013	—	—	—	—
	—	15,000 (c)	—	$8.06	02/27/2014	—	—	—	—
David A. Pitler	55,000	—	—	$1.28	03/06/2010	—	—	—	—
	10,000	—	—	$0.77	11/07/2010	—	—	—	—
	20,000	—	—	$1.10	11/06/2011	—	—	—	—
	20,000	—	—	$2.80	02/05/2013	—	—	—	—
	25,000	—	—	$7.03	02/09/2014	—	—	—	—
	5,250	9,750 (b)	—	$4.00	03/01/2013	—	—	—	—
	—	15,000 (c)	—	$8.06	02/27/2014	—	—	—	—
Colin G. Miller	11,000	—	—	$0.63	05/17/2009	—	—	—	—
	25,000	—	—	$0.77	11/07/2010	—	—	—	—
	20,000	—	—	$1.10	11/06/2011	—	—	—	—
	10,000	—	—	$2.80	02/05/2013	—	—	—	—
	17,500	—	—	$7.03	02/09/2014	—	—	—	—
	5,250	9,750 (b)	—	$4.00	03/01/2013	—	—	—	—
	—	15,000 (c)	—	$8.06	02/27/2014	—	—	—	—

(a)	Market value based on $8.08 fair value of the Company’s common stock at December 31, 2007.

(b)	Each of these options was granted on March 1, 2006 and vested as to 20% of the option shares upon completion of one year of service measured from that grant date. The option will vest as to the remainder of the option shares in successive equal monthly increments over the next four years of continued service thereafter.

(c)	Each of these options will vest as to 20% of the option shares upon completion of one year of service measured from the February 27, 2007 grant date, and the remainder will vest in successive equal monthly increments over the next four years of continued service thereafter.

Option Exercises and Stock Vested Table for Fiscal 2007
The following table summarizes the option exercises and vesting of stock awards for each of the Named Executive Officers for the year ended December 31, 2007:

	Option Awards		Stock Awards
	Number of	Value Realized	Number of	Value Realized
	Shares Acquired	on Exercise	Shares Acquired	on Vesting
	on Exercise	($)	on Vesting	($)
Name	(#)	(a)	(#)	(b)
Mark L. Weinstein	—	—	25,000	$201,500
Ted I. Kaminer	24,000	$134,060	—	—
David A. Pitler	33,000	$208,815	—	—
Colin G. Miller, Ph.D.	36,000	$255,823	—	—

(a)	Value realized is determined by multiplying (i) the amount by which the market price of the common stock on the date of exercise exceeded the exercise price by (ii) the number of shares for which the option was exercised

(b)	Value realized is determined by multiplying (i) the market price of the common stock on the applicable vesting date by (ii) the number of shares that vested on that date.
Pension Benefits Table
     The Company does not have any defined benefit pension plans.
Nonqualified Deferred Compensation Table
     The Company does not have any nonqualified deferred compensation.
Employment Contracts, Termination of Employment, and Change-in-Control Arrangements
     On March 1, 2006, our board of directors approved the amended and restated employment agreement with Mark Weinstein, President and Chief Executive Officer of the Company. This agreement is for a three year term, beginning as of March 1, 2006 and ending on February 28, 2009. The terms and conditions of the employment agreement provide: (i) an annual base salary of $305,000, subject to periodic increase at the discretion of the Compensation Committee (Mr. Weinstein’s current base salary for fiscal 2008 is $370,000) in addition to certain benefits and perquisites; (ii) bonuses in amounts that are to be determined by the Compensation Committee in accordance with the Company’s management incentive policy; (iii) incentive compensation awards under the Company’s incentive compensation plans on a basis commensurate with his position and responsibility; (iv) a car allowance not to exceed $750.00 per month; (v) an election during any year of employment to defer up to 100% of amounts received pursuant to the Company’s management incentive policy into a non-qualified deferral plan; (vi) continuation of annual salary payments for a period of 120 days after his termination of employment, in the event his employment is terminated by the Company for reasons other than cause, death or disability; and (vii) payment of a $65,000 bonus upon execution of the agreement.
     On February 6, 2003, we executed an employment agreement with Mr. Kaminer for an initial term of one-year, which automatically renews each year unless otherwise terminated by our Board of Directors. The terms and conditions of the employment agreement are: (i) an annual base salary of $175,000, subject to periodic increase at the discretion of the Compensation Committee (Mr. Kaminer’s current base salary for fiscal 2008 is $270,000) in addition to certain benefits and perquisites; (ii) incentive compensation awards under our incentive compensation plans on a basis commensurate with his position and responsibility; (iii) an option to purchase 100,000 shares of our Common Stock, with an exercise price of $3.05 per share, the fair market value of our Common Stock on the date of the execution of his employment agreement; and (iv) continuation of annual salary payments for a period of 180 days after his termination of employment, in the event his employment is terminated by the Company for reasons other than cause, death or disability.
     On November 10, 2004, our board of directors approved executive retention agreements for our Named Executive Officers. On March 1, 2006, our board of directors approved an amended form of executive retention agreement for the Named Executive Officers and certain other officers of the Company. This agreement generally provides for payments of up to 18 months salary and bonus, except for our President and Chief Executive Officer which is up to 24 months, in the event that the executive’s employment is terminated in connection with a change of control transaction. In addition, any outstanding unvested stock options or other equity awards held by the Named Executive Officers would become fully vested on the change in control date. Each executive retention agreement is either reviewed annually or in connection with the renewal of the executive’s employment agreement.

     The following table shows the potential incremental payments to the Named Executive Officers in the event of their termination in connection with a change in control of the Company. All values reflected in the table assume a termination date of December 31, 2007; and where applicable reflect the closing price of the Company’s common stock on that day of $8.08. All amounts reflect the maximum incremental value to each of the Named Executive Officers in the event of a termination in connection with a change in control on December 31, 2007. No incremental value is payable to the Named Executive Officers in the event of termination for cause or voluntary termination, although all unvested options and other equity awards will vest on an accelerated basis upon a change in control of the Company.

		Unvested	Unvested Stock
		Restricted Stock	Options
Name	Cash Severance	(a)	(b)	Total
Mark L. Weinstein	$1,005,000	$202,000	—	$1,207,000
Ted I. Kaminer	$540,000	—	$40,080	$580,080
David A. Pitler	$472,500	—	$40,080	$512,580
Colin G. Miller, Ph.D.	$427,500	—	$40,080	$467,580

(a)	Unvested restricted stock or restricted stock unit awards and unvested stock options will vest immediately upon a change in control, whether or not the Named Executive Officer’s employment terminates at that time.

(b)	Represents the intrinsic value of the restricted stock or stock options that vest on an accelerated basis upon the change in control and is calculated by multiplying (i) the amount by which the fair market value per share at that time exceeds the exercise price (if any) payable per share by the (ii) the number of shares which vest on an accelerated basis.

Equity Compensation Plan Information
The following table provides information as of December 31, 2007 with respect to shares of our common stock that may be issued under our existing equity compensation plans

Number of
Securities to be
	Issued Upon	Weighted
	Exercise of	Average	Number of Securities
	Outstanding	Exercise Price	Available for Future
	Options, Warrants	of Outstanding	Issuance Under Equity
Plan Category	and Rights(1)	Options (2)	Compensation Plans
Equity compensation plans that have been approved by security holders	1,627,729	$3.31	496,713 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,627,729	$3.31	496,713 (3)

(1)	Includes (i) 728,675 options outstanding under the 2002 Plan, as amended and restated on May 11, 2005, (ii) 961,687 options outstanding under the 1991 Plan and (iii) 30,000 shares subject to restricted stock units outstanding under the 2002 Plan.

(2)	Calculated without taking into account the 30,000 shares of common stock subject to outstanding restricted stock units that become issuable at a designated time following the vesting of those units vest, without any cash consideration or other payment required for such shares.

(3)	Represents shares of our Common Stock issuable pursuant to the 2002 Plan, as amended and restated on May 11, 2005. Shares reserved for issuance under the 2002 Plan may be issued upon the exercise of stock options or through direct stock issuances or pursuant to restricted stock units that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. For further information concerning the 2002 Plan, see the Proposal: Approval of Amendment of the 2002 Stock Incentive Plan, as amended and restated. We do not intend to grant any additional options or other equity awards under the 1991 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     There are, as of March 28, 2008, 101 holders of record and approximately 1,700 beneficial holders of our Common Stock. The following table sets forth certain information, as of March 28, 2008, with respect to holdings of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date, (ii) each of our directors (which includes all nominees), and Named Executive Officers, and (iii) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table or for shares of our common stock held in brokerage accounts, which may from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

	Amount and Nature of		Percent
Name and Address of Beneficial Owner(1)	Beneficial Ownership(1)		of Class(2)
(i) Certain Beneficial Owners:

Covance Inc.	2,355,000		16.5%
210 Carnegie Center Princeton, New Jersey 08540

Nicusa Capital Partners LP	1,030,028	(3)	7.2%
17 State Street, 16th Floor New York, NY 10004

Royce & Associates LLC	800,623	(3)	5.6%
1414 Avenue of the Americas New York, New York 10019

Landmark Advisors, LLC	713,162	(3)	5.0%
408 West 14th Street New York, New York 10014

(ii) Directors, Nominees, and Named Executive Officers:

Mark L. Weinstein	451,326	(4)	3.1%
Ted I. Kaminer	107,250	(5)	*
Colin G. Miller, Ph.D.	97,950	(6)	*
David A. Pitler	141,250	(7)	1.0%
Jeffrey H. Berg, Ph.D.	113,250	(8)	*
Richard F. Cimino	—		—
E. Martin Davidoff, CPA, Esq	41,930	(9)	*
David E. Nowicki, D.M.D.	182,621	(10)	1.3%
David M. Stack	104,720	(11)	*
Paula B. Stafford	83,100	(12)	*
James A. Taylor, Ph.D.	92,000	(13)	*
(iii) All directors and executive officers as a group (11 persons)	1,415,397	(4)(5)(6)(7)(8)(9)(10) (11)(12)(13)	9.3%

*	Less than 1%

(1)	Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named. Except as otherwise indicated, the address of each beneficial owner is c/o Bio-Imaging Technologies, Inc. 826 Newtown-Yardley Road, Newtown, PA 18940.

(2)	Applicable percentage of ownership is based on 14,238,300 shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder, which are presently exercisable or will become exercisable within 60 days after March 28, 2008.

(3)	Such information is based upon our review of a Schedule 13G or Schedule 13F filed by the holder with the SEC for the period ended December 31, 2007.

(4)	Includes 200,000 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 28, 2008.

(5)	Represents 107,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 28, 2008. Excludes 39,750 shares of Common Stock underlying options which become exercisable over time after such period.

(6)	Includes 82,750 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 28, 2008. Excludes 39,750 shares of Common Stock underlying options which become exercisable over time after such period.

(7)	Includes 131,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 28, 2008. Excludes 39,750 shares of Common Stock underlying options which become exercisable over time after such period.

(8)	Includes 92,059 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 28, 2008. Includes 5,000 shares of common stock that will become issuable within 60 days after March 28, 2008 pursuant to restricted stock units held by such individual were he or she to resign from the Board of Directors as of that date.

(9)	Includes 30,000 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 28, 2008. Includes 5,000 shares of common stock that will become issuable within 60 days after March 28, 2008 pursuant to restricted stock units held by such individual were he or she to resign from the Board of Directors as of that date.

(10)	Includes 54,913 shares of Common Stock owned by Dr. Nowicki in his individual retirement account, 71,571 shares of Common Stock owned by Dr. Nowicki in his 401(k) account and 4,887 shares of Common Stock owned by his wife. Includes 46,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 28, 2008. Includes 5,000 shares of common stock that will become issuable within 60 days after March 28, 2008 pursuant to restricted stock units held by such individual were he or she to resign from the Board of Directors as of that date.

(11)	Includes 78,720 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 28, 2008. Includes 5,000 shares of common stock that will become issuable within 60 days after March 28, 2008 pursuant to restricted stock units held by such individual were he or she to resign from the Board of Directors as of that date.

(12)	Includes 71,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 28, 2008. Includes 5,000 shares of common stock that will become issuable within 60 days after March 28, 2008 pursuant to restricted stock units held by such individual were he or she to resign from the Board of Directors as of that date.

Ms. Stafford is the Executive Vice President of Global Data Management within the Clinical Research Organization of Quintiles Transnational Corp. Quintiles Transnational Corp. claims beneficial ownership and sole investment power of the 188,549 shares of Common Stock held by Pharma Bio Development, Inc., and disclaim beneficial ownership of any shares held by Ms. Stafford. In addition, Ms. Stafford disclaims beneficial ownership of any shares held by Pharma Bio Development Inc.

(13)	Includes 73,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 28, 2008. Includes 5,000 shares of common stock that will become issuable within 60 days after March 28, 2008 pursuant to restricted stock units held by such individual were he or she to resign from the Board of Directors as of that date.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     On October 13, 1994, Bio-Imaging and Covance Inc. entered into an agreement whereby Covance purchased: (i) 2,355,000 shares of our Common Stock; (ii) a warrant to purchase 250,000 shares of our Common Stock with an initial exercise price of $1.25 per share; and (iii) a warrant to purchase 250,000 shares of our Common Stock with an initial exercise price of $1.50 per share (the “Warrants”), for an aggregate purchase price of $1,819,500. The Warrants expired on October 13, 1998 without being exercised. Pursuant to the above agreement, we have agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance, Inc. Covance, Inc. has designated Mr. Cimino to serve on our Board of Directors for the 2008 fiscal year.

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
     The stockholders are being asked to vote on a proposal to approve an amendment to the 2002 Stock Incentive Plan, as previously amended and restated effective May 11, 2005 (the “2002 Plan”). The amendment that is the subject of this Proposal was adopted by our board of directors on March 5, 2008, subject to stockholder approval at the 2008 Annual Meeting.
     We believe that equity-based incentives in the form of stock option grants and other stock-based awards have played a pivotal role in our efforts to attract and retain the key personnel essential to our long-term growth and financial success. The proposed amendment to 2002 Plan will effect certain changes needed in order for us to remain competitive in the marketplace for executive talent and other key employees.
     The principal changes that will be made by the proposed amendment may be summarized as follows:
     (i) The number of shares of Common Stock reserved for issuance under the 2002 Plan will be increased by an additional 1,000,000 shares.
     (ii) The maximum number of shares for which options may be granted in the aggregate under the 2002 Plan in any fiscal year will be increased from two percent to three percent of (A) the total number of shares of our Common Stock actually outstanding at the start of that fiscal year plus (ii) any additional shares of our Common Stock newly issued in that year as a result of new investments in the Company (including exercises of outstanding options under the 2002 Plan) or our acquisitions of other companies or enterprises for consideration payable in our Common Stock.
     (iii) The 50,000 share limitation on the maximum number of shares for which restricted stock or restricted stock unit awards may be made under the 2002 Plan will be clarified so that such limit applies on a per person, per calendar year basis, thereby allowing restricted stock or restricted stock units covering up to 50,000 shares of Common Stock to be made per recipient each calendar year.
     (iv) Certain technical revisions to the 2002 Plan will be made to reflect recent changes in applicable tax and accounting rules.
     Summary Description of 2002 Plan
     The principal terms and provisions of the 2002 Plan, as amended and restated to include the changes which would be effected by the amendment that is the subject of this Proposal, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2002 Plan as so amended and is qualified in its entirety by reference to the complete text of the 2002 Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to Investor Relations at our principal offices at 826 Newtown-Yardley Road, Newtown, PA 18940.

     Administration. The compensation committee of our board of directors will have the exclusive authority to make option grants and other awards under the 2002 Plan with respect to option grants and other awards made to our executive officers and board members and will also have the authority to grant options or other awards to all other eligible individuals. However, our board of directors may at any time appoint a secondary committee of one or more board members to have separate but concurrent authority with the compensation committee to make option grants or other awards to individuals other than executive officers and board members. In addition, our board of directors may delegate to one or more executive officers of the Company the power to make option grants under the 2002 Plan to one or more employees and to exercise such other powers under the 2002 Plan as the board may determine. However, either our board of directors or the compensation committee will fix the terms of the option grants to be made by such executive officers (including the formula by which such exercise price is to be determined and the applicable vesting schedules) and the maximum number of shares for which the executive officers may grant such options. In no event, however, will such executive officers be authorized to make option grants to any executive officer or board member.
     The term “plan administrator,” as used in this summary, will mean our compensation committee, any secondary committee or any executive officer to whom administrative authority is delegated, to the extent each such entity or individual is acting within the scope of the administrative authority conveyed to such entity or individual under the 2002 Plan.
     Eligibility. Executive officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the 2002 Plan. The non-employee members of our board of directors or of the board of directors of one or more of our parent or subsidiary companies will also be eligible to participate. As of March 31, 2008, approximately 455 persons (including four executive officers and six non-employee board members) were eligible to receive option grants and other awards under the 2002 Plan.
     Securities Subject to 2002 Plan. If the proposed amendment is approved by our stockholders, then 2,638,208 shares of our Common Stock will be reserved for issuance over the term of the plan. Such share reserve will be comprised of (i) the number of shares of our Common Stock which remained available for issuance under the 2002 Plan on May 11, 2005 (the date of the 2005 Annual Stockholders Meeting at which the 2005 restatement of the plan was approved), including the portion of those shares subject to options outstanding under the plan on such date, plus (ii) the additional 1,000,000 share increase that is part of this Proposal.
     As of March 31, 2008, options for 1,134,700 shares were outstanding under the 2002 Plan, restricted stock units covering an additional 30,000 shares were also outstanding, 1,419,622 shares had been actually issued under the plan and an additional 280,378 shares remained available for future grant, exclusive of the 1,000,000 share increase which forms part of this proposal. Stockholder approval of this Proposal will not affect the stock options or restricted stock units currently outstanding under the 2002 Plan, and those awards will remain outstanding in accordance with their terms.

          As of March 31, 2008, the total number of options outstanding under all of our plans was 1,624,229 shares, with a weighted average exercise price of $4.08 per share and a weighted average expiration term of 4.83 years. There were a total of 30,000 shares subject to outstanding restricted stock units under all our plans as of that date.
          The maximum number of shares for which stock options may be granted in the aggregate under the 2002 Plan in any fiscal year, beginning with the fiscal year ending December 31, 2008, will be limited to three percent (3%) of (i) the total number of shares of our Common Stock actually outstanding at the start of that fiscal year plus (ii) any additional shares of our Common Stock newly issued in that year as a result of new investments in the company (including exercises of outstanding options under the 2002 Stock Incentive Plan) or our acquisitions of other companies or enterprises for consideration payable in our Common Stock.
     No participant in the 2002 Plan may receive option grants or other awards for more than 200,000 shares of our Common Stock in the aggregate in any calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. In addition, the maximum number of shares of our Common Stock for which any one person may be awarded restricted stock or restricted stock units in any calendar year is limited to 50,000 shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. The shares subject to those restricted stock or restricted stock unit awards may vest upon the attainment of designated performance goals or the satisfaction of specified service requirements.
     Stockholder approval of this Proposal will also constitute re-approval of both the 200,000 share limitation and the 50,000 share limitation for purposes of Internal Revenue Code Section 162(m). The 200,000 share limitation will assure that any deductions to which we would otherwise be entitled, either upon the exercise of stock options with an exercise price per share equal to the fair market value per share of the Common Stock on the grant date or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1.0 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m). The 50,000 share limitation will allow any shares issued pursuant to restricted stock or restricted stock unit awards made under the 2002 Plan to qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the issuance of those shares is approved by the Compensation Committee and the vesting is tied to the attainment of one or more of the performance milestones discussed below.
     The shares of Common Stock issuable under the 2002 Plan may be drawn from shares of our authorized but unissued Common Stock or from shares of our Common Stock that we acquire, including shares purchased on the open market or in private transactions.
     Shares subject to any outstanding awards under the 2002 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent award under the plan. Any unvested shares issued under the 2002 Plan that are subsequently forfeited or that we repurchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the plan will be added back to the number of shares reserved for issuance under the plan and will accordingly be available for subsequent issuance.

     There will be no net counting provisions in effect under the 2002 Stock Incentive Plan. Accordingly, the following share counting procedures will apply:
•	Should the exercise price of an option be paid in shares of our Common Stock, then the number of shares reserved for issuance under the plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

•	Should shares of Common Stock otherwise issuable under the plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting or issuance of shares acquired under the plan, then the number of shares of Common Stock available for issuance under the plan will be reduced by the full number of shares issuable under the exercised option or the total number of shares vesting or issued, calculated in each instance prior to any such share withholding.
     Discretionary Grant Program. The plan administrator will have complete discretion to determine which eligible individuals are to receive stock options under the 2002 Plan, the time or times when those options are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the option, the maximum term for which the granted option is to remain outstanding and the status of such option as either an incentive stock option or a non-statutory option under the federal tax laws. The plan administrator will also have the discretion to determine which eligible individuals may receive restricted stock or restricted stock unit awards s and the terms and conditions of each such award, (including, without limitation, the number of shares subject to each such award, subject to the maximum share limitation per person per calendar year, the applicable vesting schedule and any vesting acceleration provisions).
     Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No option granted under the 2002 Plan on or after May 11, 2005 will have a term in excess of seven (7) years, although option grants made prior to that date have a maximum term of ten (10) years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.
     Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.
     In order that the compensation attributable to one or more restricted stock or restricted stock unit awards under the 2002 Stock Plan may qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more such restricted stock or restricted stock unit awards so that the shares of Common Stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to increase our revenue or profitability or enhance our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.
     The plan administrator may in its discretion also waive the forfeiture and cancellation of one or more unvested shares of Common Stock or restricted stock units which would otherwise occur upon the cessation of the recipient’s service or the non-attainment of the performance objectives applicable to those shares or units. Any such waiver will result in the immediate vesting of the recipient’s interest in the shares or units as to which the waiver applies. Such waiver may be effected at any time, whether before or after the recipient’s cessation of service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of certain changes in control or ownership or, with respect to awards made prior to January 1, 2009, certain involuntary terminations.
     Repricing Prohibition. The plan administrator may not implement any of the following repricing programs without obtaining stockholder approval: (i) the cancellation of outstanding options in return for new options with a lower exercise price per share, (ii) the cancellation of outstanding options with exercise prices per share in excess of the then current fair market value per share of our Common Stock for consideration payable in our equity securities or (iii) the direct reduction of the exercise price in effect for outstanding options, other than in connection with certain changes in our capitalization as described in the “Changes in Capitalization” section below..
     Option Grants. The following table sets forth, as to our Chief Executive Officer, our Chief Financial Officer and our other two executive officers with total compensation for the 2007 fiscal year in excess of $100,000 (collectively referred to herein as the “Named Executive Officers”) and the other individuals and groups indicated, the number of shares of our Common Stock subject to option grants made under the 2002 Plan from January 1, 2007 through March 31, 2008, together with the weighted average exercise price per share in effect for such option grants.

Weighted
	Number of	Average
	Shares	Exercise
	Underlying	Price
	Options	Per
Name and Position	Granted(#)	Share($)
Named Executive Officers:

Mark L. Weinstein	—	—
Ted I. Kaminer	35,000	$7.87
Colin G. Miller, Ph.D.	35,000	$7.87
David A. Pitler	35,000	$7.87

All current executive officers as a group (4 persons)	105,000	$7.87

Non-Employee Directors:

Jeffrey H. Berg, Ph.D.	—	—
Richard F. Cimino	—	—
E. Martin Davidoff, CPA, Esq.	—	—
David E. Nowicki, D.M.D.	—	—
David M. Stack	—	—
Paula B. Stafford	—	—
James A. Taylor, Ph.D.	—	—

All current non-employee directors as a group (7 persons)	—	—

All employees, including current officers who are not executive officers, as a group (approximately 44 persons)	217,500	$7.87

     Stock Awards. The following table sets forth, as to each of the Named Executive Officers and the other individuals and groups indicated, the number of shares of our Common Stock subject to restricted stock or restricted stock unit awards made under the 2002 Plan from January 1, 2007 through March 31, 2008.

Number of
Shares
Underlying
Stock
Name and Position	Award (#)
Named Executive Officers:

Mark L. Weinstein (1)	31,185
Ted I. Kaminer	—
Colin G. Miller, Ph.D.	—
David A. Pitler	—

All current executive officers as a group (4 persons)	31,185

Non-Employee Directors:

Jeffrey H. Berg, Ph.D.	5,000
Richard F. Cimino	—
E. Martin Davidoff, CPA, Esq.	5,000
David E. Nowicki, D.M.D.	5,000
David M. Stack	5,000
Paula B. Stafford	5,000
James A. Taylor, Ph.D.	5,000

All current non-employee directors as a group (7 persons)	30,000

All employees, including current officers who are not executive officers, as a group	—

(1)	10,150 shares were withheld for taxes of the 25,000 shares awarded to Mr. Weinstein on February 27, 2007 and 11,165 shares were withheld for taxes of the 27,500 shares awarded to Mr. Weinstein on February 27, 2008.

     New Plan Benefits
No stock options or other awards will be made under the 2002 Plan on the basis of the 1,000,000 share increase or the other amendments that are the subject of this Proposal, unless and until the stockholder approve this Proposal at the Annual Meeting.
     General Provisions
     Vesting Acceleration. In the event we should experience a change in control, the following special vesting acceleration provisions will be in effect for all options and other awards outstanding under the 2002 Plan:
     (i) Each outstanding option will automatically accelerate in full upon a change in control, unless that option is assumed or otherwise continued in effect by the successor corporation or replaced with a cash retention program which preserves the spread existing at the time of the change in control on the unvested shares subject to the option (the excess of the fair market value of those shares over the exercise price payable for such shares) and provides for the subsequent vesting and payout of that spread in accordance with the same vesting schedule in effect for those shares.
     (ii) All unvested shares will immediately vest upon a change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.
     (iii) All unvested restricted stock unit awards will immediately vest upon a change in control, except to the extent assumed or otherwise continued in effect by the successor corporation or replaced with a cash retention program which preserves the fair market value of the underlying shares at the time of the change in control and provides for the subsequent vesting and payout of that value in accordance with the same vesting schedule in effect for those shares.
     (iv) The plan administrator will have complete discretion to grant one or more options under the 2002 Plan which will become exercisable for all the shares in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options rights are assumed or otherwise continued in effect. Any unvested restricted stock or restricted stock unit awards under the 2002 Plan may also be structured to vest on an accelerated basis upon similar terms and conditions.
     (iv) The plan administrator will have the discretion to structure one or more option grants under the 2002 Plan so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The plan administrator may also structure unvested restricted stock or restricted stock unit awards under the 2002 Plan so that those awards will in all events vest, and the underlying shares will become issuable, immediately upon a change in control.

     (v) A change in control will be deemed to occur in the event (a) we are acquired by merger or asset sale, (b) there occurs a stockholder-approved sale, transfer or other disposition of all or substantially all of our assets, or (c) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our stockholders.
     The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.
     Changes in Capitalization. In the event any change is made to the outstanding shares of our Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without our receipt of consideration, or should the value of outstanding shares of our Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2002 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options or other awards in the aggregate under the plan per calendar year, (iii) the maximum number and/or class of securities for which any one person be awarded restricted stock or restricted stock units under the plan per calendar year, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option and (v) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the plan and the cash consideration (if any) payable per share Such adjustments will be made by the plan administrator in such manner as it deems appropriate, and the adjustments will be final, binding and conclusive.
     Valuation. The fair market value per share of our Common Stock on any relevant date under the 2002 Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq Global Market. On March 31, 2008, the fair market value per share of our Common Stock determined on such basis was $7.01.
     Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2002 Plan so that those options will be transferable during optionee’s lifetime, by gift or pursuant to a domestic relations order, to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse..

     A participant will have certain stockholder rights with respect to any unvested shares of Common Stock acquired upon the exercise of his or her options under the 2002 Plan. Accordingly, the participant will have the right to vote such shares and to receive dividends paid on such shares, but will not have the right to transfer such shares prior to vesting. A participant will not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit award until that award vests and the underlying shares of Common Stock are actually issued thereunder. However, one or more restricted stock unit awards may provide dividend equivalent rights with respect to the underlying shares.
     Special Tax Election. The plan administrator may provide one or more participants in the 2002 Plan with the right to have us withhold a portion of the shares otherwise issuable to them individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise of their options or the vesting or issuance of the shares acquired under the plan. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our Common Stock in payment of such withholding tax liability.
     Amendment and Termination. Our board of directors may amend or modify the 2002 Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares of Common Stock are at the time primarily traded. Unless sooner terminated by our board of directors, the 2002 Plan will terminate on the earliest of (i) January 13, 2012, (ii) the date on which all shares available for issuance under the plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership.
     Summary of Federal Income Tax Consequences
          The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2002 Plan.
          Option Grants. Options granted under the 2002 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:
     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.
     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.
     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect the withholding taxes applicable to such income from the optionee.
     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.
     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
          Direct Stock Issuances. The tax principles applicable to direct stock issuances under the 2002 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.
          Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
          Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options granted under the 2002 Stock Incentive Plan should in most instances remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with restricted stock awards or pursuant to restricted stock units will be subject to the $1 million limitation, unless the vesting of the shares is tied to one or more of the performance milestones described above.
     Accounting Treatment. Pursuant to the accounting standards established by SFAS 123R we are required to recognize all share-based payments, including grants of stock options and restricted stock units, in our financial statements. Accordingly, stock options that are granted to our employees and non-employee directors are valued at fair value as of the grant date under an appropriate valuation formula, and that value is charged as stock-based compensation expense against our reported GAAP earnings over the designated service period. For shares issuable pursuant to restricted stock units awarded under the 2002 Plan, we are required to expense over the applicable service period compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time (less any cash consideration paid for those shares) will be charged to our reported earnings ratably over the applicable service period. Such accounting treatment for restricted stock unit awards and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

     Stock options granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the award as measured initially on the grant date and then as re-measured on the vesting date of each installment of the underlying shares. Accordingly, such charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.
          The number of outstanding options will be a factor in determining our earnings per share on a fully-diluted basis.
Required Vote
          The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal is required for approval of the amendment to the 2002 Plan. Should such approval not be obtained, then the amendment that is the subject of this Proposal, including the proposed 1,000,000-share increase, will not be implemented. However, the 2002 Plan, as it existed immediately prior to the proposed amendment, will continue in full force and effect until its January 13, 2012 expiration date, and option grants and other equity awards may continue to be made under the plan until such expiration date or until the currently existing share reserve is issued
Recommendation of the Board of Directors
          The Board believes that this proposal is in our best interests and in the best interests of our stockholders and recommends a vote FOR the approval of the proposed amendment to the 2002 Stock Incentive Plan, as amended and restated.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
          Subject to stockholder approval, we have nominated PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. PricewaterhouseCoopers also served as an independent registered public account firm for 2007. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.
          The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.
          One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.
Independent Registered Public Accounting Firm Fees and Other Matters
          The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

	2007	2006
Audit Fees (1)	$341,880	$228,000

Audit-Related Fees (2)	9,620	11,500

Tax Fees (3)	243,791	26,835

Total Audit, Audit Related and Tax Fees	595,291	266,335

Other Non-audit Fees:

All Other Fees	—	—

Total-Other Fees	—	—

Total Fees	$595,291	$266,335

(1)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the year ended December 31, 2007 and December 31, 2006, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the years ended December 31, 2007 and December 31, 2006, respectively, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the years ended December 31, 2007 and December 31, 2006.

(2)	Consists of fees for review of Sarbanes-Oxley documents and a subscription to Comperio, an accounting literature database.

(3)	Consists of fees incurred during the years ended December 31, 2007 and December 31, 2006 relating to our tax compliance and tax planning.

Pre-Approval Policies and Procedures
          None of the audit-related fees billed in 2007 and 2006 related to services required pre-approval by the Audit Committee due to the de minimis exception to the Audit Committee pre-approval requirements.
          The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
          From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
          The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
     Our directors, our executive officers and any persons who beneficially own more than 10% of our outstanding common stock are subject to the requirements of Section 16(a) of the Exchange Act, which requires them to file reports with the Securities and Exchange Commission h respect to their ownership and changes in their ownership of the Company’s common stock . Based upon (i) the copies of Section 16(a) reports that we received from such persons for their transactions in 2007 in the common stock and their common stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for 2007, we believe that all reporting requirements under Section 16(a) for such year were met in a timely manner by our directors, executive officers and beneficial owners of greater than 10% of our common stock.
STOCKHOLDERS’ PROPOSALS
          Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2009 Annual Meeting of Stockholders must advise the Secretary of Bio-Imaging of such proposals in writing by December 12, 2008.
          Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of Bio-Imaging at the aforementioned address not later than February 25, 2009.
          If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
          Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940, (267) 757-3000. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.
OTHER MATTERS
          The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above, and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL
          The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.
          In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Bio-Imaging who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
          Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
          WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, AS WELL AS CURRENT COMMITTEE CHARTERS OF THE COMMITTEES OF THE BOARD OF DIRECTORS AND OUR CODE OF BUSINESS CONDUCT AND ETHICS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON MARCH 28, 2008 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF BIO-IMAGING. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
          PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE US THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

Ted I. Kaminer
Secretary
Newtown, Pennsylvania
April 11, 2008

EXHIBIT A
Audit Committee Charter
A. Purpose
The purpose of the Audit Committee is to assist the Board of Directors’ (the “Board”) oversight of:
▪	the quality and integrity of the Company’s financial statements, financial reporting process and internal operating controls;

▪	the independent auditor’s qualifications and independence; and

▪	the performance of the Company’s independent auditors.
B. Structure and Membership
1. Number. The Audit Committee shall consist of at least three members of the Board.
2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be “independent” as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company at any time during the past three years. To insure compliance with this provision, the Audit Committee shall:
a. monitor the Audit Committee’s members throughout the year to confirm that they all remain independent as required by the rules set forth above; and
b. consider whether any members of the Audit Committee have relationships with the Company that may create the appearance of a lack of independence, even though such relationships do not technically disqualify the person from being “independent”.
3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial overshight responsibilities. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall meet the requirements of an “audit committee financial expert” (as defined by applicable Listing Exchange and SEC rules). All members of the Audit Committee shall participate in continuing education programs if and as required by the rules and regulations of any exchange on which the Company’s securities may then be listed.
4. Chair. Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.
5. Compensation. The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than director’s fees.

6. Selection and Removal. The Board shall appoint members of the Audit Committee and the Board may remove members of the Audit Committee from such committee, with or without cause.
C. Authority and Responsibilities
General
The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements, for reviewing the Company’s unaudited interim financial statements, and for such other audit functions as outlined in the independent auditor’s letter of engagement.
Oversight of Independent Auditors
1. Selection. The Audit Committee shall be solely and directly responsible for annually appointing the independent auditors to be proposed for stockholder approval. The Audit Committee is solely responsible for evaluating the independent auditor and, when necessary, terminating the independent auditor. The Audit committee may authorize the CEO to sign the engagement letter but only after the engagement has been reviewed and approved by the Audit Committee.
2. Independence. The Audit Committee shall directly take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall annually obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might influence the objectivity and independence of the auditor. In addition, the Audit Committee shall:
a. confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act;
b. confirm that the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Controller and Chief Accounting Officer (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act; and
c. annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.
3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.
4. Engagement and Pre-approval of Services. The Audit Committee is responsible for the independent auditor engagement and shall pre-approve all audit services (which may entail providing comfort letters in connection with securities underwritings), and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act and the applicable rules thereunder) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its

SEC periodic reports the approval by the Audit Committee of any non-audit services performed by the independent auditor.
5. Prohibited Services. The Audit Committee shall oversee the Company’s compliance with Section 201 of the Sarbanes-Oxley Act and shall not permit the engagement of the independent auditor for prohibited non-audit services, thereunder, including the following:
a. bookkeeping or other services related to the accounting records or financial statements of the audit client;
b. financial information systems design and implementation;
c. appraisal or valuation services, fairness opinions or contribution-in-kind reports;
d. actuarial services;
e. internal audit outsourcing services;
f. management functions or human resources;
g. broker or dealer, investment adviser or investment banking services;
h. legal services and expert services unrelated to the audit; and
i. any other service that the Board determines, by regulation, is impermissible.
6. Direct Report. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role:
a. The Audit Committee shall, from time to time, as appropriate, obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:
(i) critical accounting policies and practices;
(ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
(iii) other material written communications between the independent auditor and Company management.
b. The Audit Committee shall also review with the independent auditor:
(i) planning and staffing of the audit;
(ii) the letter of management representations given to the outside auditor and inquire of the auditor whether any difficulties were encountered in obtaining the letter;
(iii) audit problems or difficulties the independent auditor encountered in the course of the audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management;
(iv) major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;
(v) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
(vi) the effect of regulatory and accounting initiatives on the financial statements of the Company.
c. The Audit Committee will review with the independent auditors, from time to time, as and when appropriate:
(i) significant risks and/or uncertainties with respect to the quality, accuracy or fairness of presentation of the Company’s financial statements;
(ii) recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;
(iii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);
(iv) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;
(v) accounting for unusual transactions;
(vi) adjustments arising from audits that could have a significant impact on the Company’s financial reporting process; and
(vii) any recent SEC comments on the Company’s SEC reports, including, in particular, any unresolved or future-compliance comments.
d. The Audit Committee shall inquire of the independent auditor concerning the quality, not just the acceptability, of the Company’s accounting determinations, particularly with respect to revenue, earnings, significant items subject to estimate, and other judgmental areas. The Audit committee shall also ask the independent auditor whether management’s choices of accounting principles and policies are, as a whole, in accordance with GAAP and whether there are other acceptable alternatives to the principles and policies applied by management.
e. The Audit Committee shall inform the independent auditor, Company management (including the CFO, and Controller) and the head of internal auditing that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. If the Audit Committee Chairperson is contacted about such an issue, he or she shall;

(i) confer with the independent auditor about the issue;
(ii) notify the other members of the Audit Committee; and
(iii) decide whether it is necessary for the Audit Committee to meet before its next scheduled meeting.
f. The Audit Committee shall obtain and review a copy of the most recent independent auditor inspection report as issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.
g. The Audit Committee shall obtain from the independent auditor assurance that, if the independent auditor detects or becomes aware of any illegal act, the independent auditor will immediately and adequately inform the Audit Committee directly and provide the Audit Committee with a written report detailing the such illegal acts detected and any specific conclusions or recommendations for change with respect to such illegal acts.
h. The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.
Review of Audited Financial Statements
7. Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61, “Communications with Audit Committees” — requires discussion.
8. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K or Form 10-KSB, as applicable.
9. Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-B or S-K, as applicable. The Audit Committee shall therein report to the stockholders, in such proxy or information statement, whether it has:
(i) reviewed and discussed the audited financial statements with management;
(ii) discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61, as may be modified or supplemented;
(iii) received written disclosures from the outside auditor regarding independence as required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with the independent auditors the auditor’s independence; and
(iv) based on the discussions referred to in Section 9(i)-(iii) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K or Form 10-KSB, as applicable, for the last fiscal year for filing with the Securities and Exchange Commission.

Review of Other Financial Disclosures
10. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the CFO any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to seek Audit Committee consent in the event that the Company proposes to disclose interim financial information before completion of the independent auditor’s review of interim financial information.
11. Earnings Release and Other Financial Information. The Audit Committee shall review and discuss generally Company policy as to the type of information to be disclosed in the Company’s earnings press releases and other presentations (including any use of “pro forma” or “adjusted” non-GAAP, information), as well as in financial information and earnings guidance provided to analysts, rating agencies and others to facilitate fair accurate and transparent financial disclosure and compliance with applicable statutory and regulatory requirements. In addition, the Audit Committee shall review and approve earnings releases before their issuance.
12. Quarterly Financial Statements. The Audit Committee shall discuss the results of the SAS 71 “Interim Financial Information” review performed by the independent auditor. The Audit Committee shall also discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This discussion and review shall take place before the filing of the Form 10-Q or Form 10-QSB, as applicable.
13. Tax Reporting. The Audit Committee shall inquire as to:
(i) the status of the Company’s tax returns;
(ii) whether there are any significant items that have been or might be disputed by the respective jurisdictional taxing authorities; and
(iii) inquire about the status of related tax reserves.
Controls and Procedures
14. Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall therefore:
a. receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act (and the applicable rules there under) and Rule 13a-14 of the Exchange Act. Section 302 of the Sarbanes-Oxley Act requires, among other things, that the CEO and CFO to certify that they have disclosed to the Audit Committee:
(i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and
(ii) any fraud, whether material or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
b. Receive and review the reports on internal accounting controls contemplated by Sections

103 and 404 of the Sarbanes-Oxley Act.
c. Obtain reports from management and the Company’s senior internal auditing executive, that the Company is in conformity with applicable legal requirements and the Company’s code of conduct. To the extent applicable, inquiries shall be made of the independent auditor regarding the independent auditor’s awareness, if any, of violations of applicable legal requirements or violations of the company’s code of conduct.
d. Review reports and disclosures of insider and affiliated party transactions.
e. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct.
f. Discuss with the Company’s General Counsel, and, where appropriate, outside counsel, legal matters, regulatory proceedings, and current and pending litigation that may have a material impact on the Company’s financial statements, compliance policies, or corporate governance.
g. Review in-house policies and procedures for regular review of officers’ expenses and perquisites, including use of corporate assets.
h. Review any unusual accounting issues that the Company intends to discuss with the SEC’s accounting staff prior to when management contacts the SEC so as to provide the SEC with the Audit Committee’s position on the Company’s proposed accounting treatment as directed in the SEC’s “Guidance for Consulting with the Office of the Chief Accountant”.
15. Procedures for Complaints. The Audit Committee shall establish procedures for:
a. the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
b. the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and
c. periodically reviewing the complaint procedures to confirm that they are can operate effectively.
16. Related-Party Transactions. The Audit Committee shall review all related party transactions, as described in the Conflict of Interest portion of the Company’s Code of Business Conduct, on an ongoing basis and all such transactions between the Company and a Director or Officer must be reviewed by the Audit Committee and approved by the entire Board of Directors.
17. Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:
a. the firm’s internal quality control procedures; and
b. any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.
18. Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

Additional Powers. The Audit Committee shall have the authority to utilize additional outside accountants, attorneys, or other advisors to assist the Audit Committee in special circumstances. The Audit Committee shall have such other duties as may be delegated from time to time by the Board.

D. Procedures and Administration
1. Meetings. The Audit Committee shall meet as necessary to discharge its responsibilities but it shall meet at least quarterly, prior to the filing of the interim quarterly reports and annual report. The Audit Committee shall meet quarterly, in private sessions with the independent auditors to discuss pertinent matters, including the quality of management and financial personnel, and any management restrictions on the scope of the audit examination, or other matters that should be discussed with the Audit Committee. The Audit Committee, at least annually, shall meet separately with (i) Company management and (ii) as applicable, the Company’s internal auditors. The Audit Committee shall keep minutes of its meetings as it shall deem appropriate to accurately describe the issues considered by the Audit Committee and the Audit Committee’s final due care determination of how to proceed.
2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.
3. Reports to Board. The Audit Committee shall report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.
4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.
5. Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.
6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.
7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
8. Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance and composition.
9. Charter. The Audit Committee shall provide to management and the outside auditors a copy of the Audit Committee charter to communicate the intended responsibilities and relationships between the Company’s outside auditors, management, the Audit Committee and the Board as representatives of the stockholders. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

BIO-IMAGING TECHNOLOGIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS
     The undersigned hereby constitutes and appoints Mark L. Weinstein and Ted I. Kaminer, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company’s principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721, on Wednesday, May 14, 2008, at 11:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1.	ELECTION OF DIRECTORS.
	Nominees:	Jeffrey H. Berg, Ph.D.; Richard F. Cimino; E. Martin Davidoff,
CPA, Esq.; David E. Nowicki, D.M.D.; David M. Stack; James A.
Taylor, Ph.D.; and Mark L. Weinstein.
(Mark one only)

VOTE FOR all the nominees listed above; except vote withheld from the following nominees
(if any).

VOTE WITHHELD from all nominees.

2. APPROVAL OF PROPOSAL TO AMEND THE COMPANY’S 2002 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED, INCLUDING AN INCREASE OF 1,000,000 SHARES OF COMMON STOCK OF THE COMPANY AVAILABLE FOR ISSUANCE UNDER THE PLAN.

FOR	AGAINST	ABSTAIN

3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF BIO-IMAGING TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

FOR	AGAINST	ABSTAIN
(continued and to be signed on reverse side)

     4. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated:

Signature of stockholder

Signature of stockholder if held jointly

This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

I will ☐	will not ☐	attend the Meeting.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.